Trade and Other Receivables (Tables)	12 Months Ended
Dec. 31, 2025
Trade and Other Receivables, Net [Abstract]
Schedule of Trade and Other Receivables
	2025	2024
Royalty receivables	$2,136	$2,136
Trade receivables	3,125	2,114
Staff loan receivables	239	277
Other receivables	105	157
VAT receivables(1)	2,183	1,321
Allowance for credit losses	(2,275)	(2,253)
Trade and other receivables, net	$5,513	$3,752

(1)      The Company offset VAT receivables equating to $2 million against trade and other payables due for other types of taxes administered by the Zimbabwean Revenue Authority (2024: Statutory taxes $2.5 million) and $0.8 million offset against current tax liabilities.

Schedule of Allowance for Credit Losses	Allowance for credit losses
	2025	2024
Opening Balance	$2,253	$2,240
Additions	23	48
Recovery of prior ECL	(1)	(35)
Closing Balance	$2,275	$2,253